ACCRUED EXPENSES	12 Months Ended
Dec. 31, 2013
Payables and Accruals [Abstract]
ACCRUED EXPENSES

24.	ACCRUED EXPENSES

(in thousands of $)	2013	2012
Vessel operating and drydocking expenses	6,890	8,248
Administrative expenses	6,105	8,070
Interest expense	9,792	3,094
Provision for taxes	—	1,001
	22,787	20,413

Vessel operating and drydocking expense related accruals are composed of vessel operating expenses including direct vessel operating costs associated with operating a vessel, such as crew wages, vessel supplies, routine repairs, maintenance, drydocking, lubricating oils, insurances and management fees for the provision of commercial and technical management services.

Administrative expense related accruals are composed of general overhead, including personnel costs, legal and professional fees, costs associated with project development, property costs and other general expenses.